ASSIGNMENT SEPARATE FROM CERTIFICATE
AND IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer the following shares of Acadia National Health Systems, Inc. (the "Company") Common Stock, standing in the name of the undersigned on the books of said
Company:


350,000 to     Mark T. Thatcher
               190 Tuckerman Avenue
               Middletown, RI  02842

150,000 to     Philip and Marise Lebel
               130 Montello Street
               Lewiston, ME  04240

60,000  to     Mark T. Thatcher
               190 Tuckerman Avenue
               Middletown, RI  02842

3,000   to     Albert & Jeanette Turmenne, JTWROS
               17 Parsons Road
               South Paris, ME  04281

2,500   to     Robert E. Bergmann III
               104 San Fernando Blvd.
               Savannah, GA  31419

1,250   to     Raymond and Rebecca Lavoie, JTWROS
               RR#2 box 1823-18
               Turner, ME  04282

The undersigned does hereby irrevocably constitute and appoint the Company's transfer agent as attorney to transfer the said stock on the books of the transfer agent and the Company, with full power of substitution in the premises.

DATED: August 6, 1997.


                    _____________________________
                    JACQUELYN J. MAGNO


STATE OF MAINE               )
                             ) ss:
COUNTY OF ANDROSCOGGIN       )


      The signature above is hereby guaranteed by an eligible guarantor institution (Bank, Stockbroker, Savings and Loan Association or Credit Union) with membership in an approved signature Medallion Program this ____ day of ______________, 1997.

                                   Signature guaranteed by: